KBW Community Bank
Investor Conference
August 1, 2007

Mark D. Bradford
President/CEO

Forward-looking Statement

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

Banking Center and Loan Production Office Locations



[MAP OF BANKING CENTER AND LOAN PRODUCTION OFFICE LOCATIONS APPEARS HERE]

[MAP OF BANKING CENTER AND LOAN PRODUCTION OFFICE LOCATIONS APPEARS HERE]



Background Information

o    Headquarters - Bloomington, Indiana/Monroe County
o    Approximately 80% of Bank's business is in Monroe County
o    2006 Population - 122,613
o    Population Growth 1990 to 2000 - 10.6%
o    Home of Indiana University Bloomington
     o    Employees - 7,000
     o    2006/2007 Enrollment - 38,263


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Monroe Bancorp Profile
(Dollars in Thousands)


                                                                    Six Month
                           12/31/05     12/31/06     06/30/07       Increase

Bancorp Assets             $713,060     $748,193     $762,528          1.9%
Trust Assets                237,026      271,766      329,174         21.1
Investment                  168,770      157,433      164,745          4.6
Services Assets
    Total                $1,118,856   $1,177,392   $1,256,420          6.7%


     o    12 Banking Centers
     o    2 Loan Production Offices
     o    3 Retirement Community Locations


Total Return Performance

[CHART APPEARS HERE]


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Monroe Bancorp Stock

     o    June 30, 2007 Closing Price: $17.29
     o    Basic Earnings Per Share (LTM): $1.25
     o    Price Earnings Ratio (LTM): 13.83%
     o    Dividend Yield: 2.78%
     o July 17, 2007 Press Release - Announced a 18.9% increase in earnings per share for the six months ended June 30, 2007. Earnings per share has been corrected via an 8-K amendment. This correction changes the earnings per share increase from 18.9% to 17.3%.

Earnings Per Share

     o    06/30/07 versus 06/30/06 - 17.3% increase

[EARNINGS PER SHARE CHART APPEARS HERE]


 2002     2003     2004     2005     2006     6/30/2006     6/30/2007
$0.91    $0.75    $1.01    $1.09    $1.15      $0.56         $0.66


Return on Average Equity

[RETURN ON AVERAGE EQUITY CHART APPEARS HERE]


 2002     2003     2004     2005     2006     6/30/2006     6/30/2007
14.32%   11.18%   14.44%   14.93%   14.59%      14.55%        16.09%


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Dividends Per Share

     o    18 Consecutive Years of Dividend Increases


[DIVIDENDS PER SHARE CHART APPEARS HERE]

  2002      2003      2004      2005      2006      6/30/2006     6/30/2007
$0.4364   $0.4455   $0.4727   $0.4745   $0.4800      $0.2400       $0.2400



Total Loans
(Dollars in Millions)

     o    Compound Annual Growth Rate - 8.46%


[TOTAL LOANS CHART APPEARS HERE]


 2002       2003       2004       2005       2006       6/30/2007
$391.3     $424.5     $477.1     $525.5     $559.5       $564.0

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Credit Quality

[CREDIT QUALITY CHART APPEARS HERE]


Total Deposits
(Dollars in Millions)

o        Compound Annual Growth Rate - 10.10%


[TOTAL DEPOSITS CHART APPEARS HERE]

 2002       2003       2004       2005       2006       6/30/2007
$398.6     $436.7     $483.5     $576.2     $589.3       $614.6

Tax-Equivalent Net Interest Income/Margin
(Dollars in Millions)

[TAX-EQUIVALENT NET INTEREST INCOME/MARGIN CHART APPEARS HERE]

                       2002   2003   2004   2005   2006  6/30/2006  6/30/2007
Tax-Equivalent
Net Interest Income   $19.29 $19.60 $20.19 $21.10 $23.30   $11.41     $11.92


Note that the "Net Interest Income / Net Interest Margin" section of the discussion is focused on tax-equivalent rates and margin. Municipal bond and municipal loan interest has been converted to a tax-equivalent rate using a federal tax rate of 34 percent. Management believes a discussion of the changes in tax-equivalent rates and margin is more relevant because it better explains changes in after-tax net income.

Non-Interest Income
(Dollars in Thousands)

[NON-INTEREST INCOME CHART APPEARS HERE]

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Comparative Financial Performance

     o (1) Midwest Public Banks with Assets Between $500M to $1.5B (SNL) - Median Values

                           MROE      PEER (1)      MROE
                           2006        2006      06/30/07

ROAA                        1.04%       .82%        1.14%
ROAE                       14.59%      9.20%       16.09%
NIM                         3.42%      3.56%        3.44%
Efficiency                 59.29%     66.30%       60.17%
Price/2007 EPS                        14.60x       12.80x



Keys to Company's Success

     o    Financial Results
     o    Geographic Expansion
     o    Products - Digital Deposit
     o    Program - Prime Time
     o    Customer Service/Community Involvement

Expansion Plans

     o    Targeted Indianapolis Metropolitan Market
     o    12th Largest City in the U.S.
     o    Metro Population of 1.6 million
     o    #10 on Forbes Top 100 Best Places for Business (2006)
     o    4.1% unemployment rate (April 2007)
     o    Major Employers
          o    Eli Lilly and Company (14,000)
          o    Community Health Network (8,800)
          o    Clarian Health Partners (7,503)
          o    Fed Ex (6,311)



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Hendricks County Full Service Retail Strategy

     o    2006 Population 131,204
     o    Percent Change 1990 to 2000 37.5% - 2nd in State
     o    Median Household Income in 2004 $63,058 - 2nd in State
     o    Monroe Bank Deposit Market Share as of June 30, 2006 - 4.7% (10th)

[HENDRICKS COUNTY / RETAIL LOCATION MAP APPEARS HERE]




                           Opening Date              Opening Date
                           Limited Service           Full Service
                           Branch                    Branch

Brownsburg                 May 2002                  January 2006
Avon                       September 2001            December 2007
Plainfield                 October 2001              December 2007




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Brownsburg Banking Center
(Dollars in Thousands)

                       12/31/05       06/30/07       % Change

Number of
DDA's                      114            554          386.0%
Average Balance
of DDA's                  $640         $1,494          133.4
Monthly Average
Deposit Balance        $25,995        $44,816           72.4


Future Expansion - Hendricks County
(Dollars in Thousands)

                       06/30/07       06/30/07       06/30/07
                         Avon        Plainfield        Total
Number of
DDA's                      190             177            367
Average Balance
of DDA's                $1,112            $508         $1,620
Monthly Average
Deposit Balance        $17,967         $15,924        $33,891

Indianapolis Metropolitan Area Loan Growth
(Dollars in Thousands)

     o    Compound Annual Growth Rate - 35.76%

[INDIANAPOLIS METROPOLITAN AREA LOAN GROWTH CHART APPEARS HERE]


 2002     2003     2004      2005     2006     06/30/07
$32,959  $57,714  $77,837  $109,081 $146,122   $152,011



Indianapolis Metropolitan Area Consolidation

     o    11/3/06 - Sky Financial completes merger with Union Federal Bank
     o    7/1/07 - Huntington Bancshares completes merger with Sky Financial
     o    7/9/07 - First Indiana announced its intent to merge with Marshall &
          Ilsey

Products - Digital Deposit

Effective Use of Technology - Digital Deposit

     o    Most exciting product I have seen in my 16 years of banking
     o    Business customers take digital image of checks received
     o    Transmit online to bank
     o    Integrates easily into Accounts Receivable systems

Advantages

     o    Faster funds availability
     o    Eliminates trips to the Bank
     o    Extends deposit window
     o    Reduced transportation/liability costs
     o    Faster notification when a check is NSF
     o    Fingertip access to more information

Successful Launch

     o    Launched product in December 2006
     o    Hosted three demonstrations - 53 attendees
     o    Installed 31 machines for 41 customers
     o    Prospect list of 20 customers
     o    Processed 4,156 items in June 2007
     o    Future focus
          o    Non-Customers
          o    Indianapolis Market
          o    Consumer Application

Programs - Prime Time

Prime Time

     o    Celebrating 18th anniversary in 2007
     o    Travel Club for customers 50 years or older
     o    Host numerous social and educational events
     o    Stayed with program through difficult times
          o    September 11, 2001
          o    Leadership turnover
          o    Injuries in foreign countries

Prime Time - Facts

     o    3,781 households - 6,459 members
     o    $151.3 million of total deposits
     o    Prime Time event attendance in 2006 - 1,553
     o    Prime Time members attending - 732

     o    Strong/stable leadership
          o    Bill Bennett - 10 years with Bank, 9 years with Prime Time
          o    Sally Samuels - 8 years with Bank, 7 years with Prime Time
          o    Stephanie Carnegie - 10 years with Bank 8 years with Prime Time

Customer Service/ Community Involvement

Low Cost/High Touch
                                           Average
        Year              #Shops            Score

        2002              1,236             93.0%
        2003              1,331             92.6%
        2004              1,202             94.2%
        2005              1,164             94.5%
        2006              1,486             95.4%
      06/30/07              856             95.1%


Give Back to the Community

     o Over 8,600 volunteer hours recorded during the Fiscal year ended June 30, 2007
     o Signature Event - Day of Caring. For 12 consecutive years all employees provided half day off to volunteer in force.

Dominate Monroe County Market
(Dollars in Thousands)

                                    6/30/96          6/30/06
Monroe Bank
         Total Deposits             $225,593         $467,311
         Market Share                  21.8%            31.2%
         Rank                         Second            First

Bank One/Chase
         Total Deposits             $310,014         $281,600
         Market Share                  30.0%            18.8%
         Rank                          First           Second


Efficiency Ratio

[EFFICIENCY RATIO CHART APPEARS HERE]


 2002      2003      2004      2005      2006      6/30/2007
54.82%    56.98%    57.95%    58.01%    59.29%       60.17%

Summary

     o    Financial Results
     o    Geographic Expansion
     o    Products - Digital Deposit
     o    Program - Prime Time
     o    Customer Service/Community Involvement